Exhibit 99.1
For purposes of the tables below, "Number of Accounts" refers to all trust accounts, including any accounts that are inactive accounts and zero-balance accounts, which in some cases may be closed accounts that have not yet been removed from the originator's computer system and from the trust portfolio. Because the future composition of the trust portfolio will change over time, these tables are not indicative of the composition of the trust portfolio at any subsequent time.
The table immediately below sets forth the number of fixed and floating rate credit cards and the associated principal amounts contained in the trust portfolio as of July 31, 2017.
Distribution of Trust Portfolio
by Fixed/Floating APR
 (Dollars in Thousands; Accounts in Thousands)
	Number of Accounts	Percentage of Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Total Fixed	2,095	2.58%	$78,170	1.16%
Total Variable(1)	78,971	97.42%	6,643,410	98.84%
Total(2)	81,066	100.00%	$6,721,579	100.00%
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(1)  In the majority of instances, the annual variable rate is currently prime plus 21.74%.
(2)  Amounts and percentages may not add up to the total due to rounding.

Our variable rate credit cards represent APRs indexed to a benchmark rate plus various spread levels. Variable rate credit cards are not subject to a maximum rate.
Composition by Retailer Type
 Trust Portfolio
Retailer Type	Percentage of Total Principal Receivables
Soft goods	62.55%
Department Store	19.60%
Furniture	15.45%
Jewelry	1.83%
Other	0.57%
Total(1)	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

The table immediately below sets forth the companies, including each of their respective affiliates, that have credit card programs, or groups of credit card programs, that account for more than 7.5% of principal receivables balances in the trust portfolio as of July 31, 2017.  Except for the four retailer groups listed below, no other credit card program, or group of credit card programs, accounts for more than 7.5% of the principal receivables in the trust portfolio as of July 31, 2017.

Composition by Retailer Group of
 Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Retailer Group(1)	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
L Brands, Inc. Retail Group	14,005	17.28%	$1,525,691	22.70%
Ascena Retail Group, Inc.	10,080	12.43%	766,516	11.40%
Bon Ton Retail Group	6,835	8.43%	709,707	10.56%
Stage Brands Retail Group	5,678	7.00%	505,865	7.52%
Retailer Groups less than 7.5%	44,467	54.85%	3,213,980	47.82%
Total(2)	81,066	100.00%	$6,721,579	100.00%
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(1)  Includes each individual retailer in the trust commonly owned by the retailer group.
(2)  Amounts and percentages may not add up to the total due to rounding.

Composition by Individual Retailer of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)
Retailer	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Victoria's Secret PL	13,971	17.23%	$1,520,864	22.63%
Lane Bryant PL	3,530	4.35%	403,887	6.01%
Retailers less than 5%	63,565	78.41%	4,796,828	71.36%
Total(1)	81,066	100.00%	$6,721,579	100.00%
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(1)  Percentages may not add up to the total due to rounding.

Composition by Account Balance
Trust Portfolio
 (Dollars in Thousands; Accounts in Thousands)
Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percent of Total Principal Receivables
Credit Balance	387	0.48%	$(16,124)	(0.24)%
No Balance	66,554	82.10%	—	—
$0.01 - $50.00	1,942	2.40%	55,545	0.83%
$50.01 - $100.00	1,985	2.45%	147,542	2.20%
$100.01 - $150.00	1,477	1.82%	182,973	2.72%
$150.01 - $250.00	2,181	2.69%	431,557	6.42%
$250.01 - $350.00	1,213	1.50%	359,293	5.35%
$350.01 - $500.00	1,235	1.52%	521,203	7.75%
$500.01 - $1,000.00	2,269	2.80%	1,627,782	24.22%
$1,000.01 - $1,500.00	931	1.15%	1,131,477	16.83%
$1,500.01 or more	891	1.10%	2,280,330	33.93%
Total (1)	81,066	100.00%	$6,721,579	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

Composition by Credit Limit
Trust Portfolio
 (Dollars in Thousands; Accounts in Thousands)
Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percent of Total Principal Receivables
No Credit Limit	3,284	4.05%	$52,931	0.79%
$0.01 - $100.00	303	0.37%	1,481	0.02%
$100.01 - $250.00	6,412	7.91%	190,838	2.84%
$250.01 - $350.00	2,593	3.20%	92,911	1.38%
$350.01 - $500.00	6,240	7.70%	225,058	3.35%
$500.01 - $750.00	10,774	13.29%	420,362	6.25%
$750.01 - $1,000.00	16,925	20.88%	560,197	8.33%
$1,000.01 - $1,250.00	4,750	5.86%	547,431	8.14%
$1,250.01 - $1,500.00	7,443	9.18%	628,080	9.34%
$1,500.01 - $2,000.00	8,898	10.98%	1,053,502	15.67%
$2,000.01 - $2,500.00	2,182	2.69%	656,677	9.77%
$2,500.01 or more	11,261	13.89%	2,292,109	34.10%
Total (1)	81,066	100.00%	$6,721,579	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

Composition by Account Age
Trust Portfolio
 (Dollars in Thousands; Accounts in Thousands)
Account Age Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percent of Total Principal Receivables
Not More than 12 Months	7,271	8.97%	$958,740	14.26%
Over 12 Months to 24 Months	7,487	9.24%	924,226	13.75%
Over 24 Months to 36 Months	7,628	9.41%	915,962	13.63%
Over 36 Months to 48 Months	7,502	9.25%	746,268	11.10%
Over 48 Months to 60 Months	7,030	8.67%	579,455	8.62%
Over 60 Months	44,147	54.46%	2,596,927	38.64%
Total (1)	81,066	100.00%	$6,721,579	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.

Cardholders whose accounts are designated for the trust portfolio had billing addresses in all 50 states, the District of Columbia and other U.S. territories, except for approximately 0.21% of the principal receivables balance for the trust for which cardholders had billing addresses located outside of the United States, the District of Columbia or other U.S. territories.  Except for the six states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total principal receivables balances as of July 31, 2017.

Composition by Billing Address
 Trust Portfolio
State	Percentage of Number of Accounts	Percentage of Total Principal Receivables
Texas	7.37%	10.46%
California	7.90%	9.52%
Illinois	6.05%	8.16%
New York	7.73%	7.18%
Florida	6.60%	6.54%
Pennsylvania	5.37%	4.67%

The bank uses credit bureau scoring and a proprietary scoring model developed for the bank as tools in the underwriting process and for making credit decisions.  The bank uses credit bureau scoring and a proprietary scoring model also for purposes of monitoring obligor credit quality.  The bank's proprietary scoring model is based on historical data and requires the bank to make various assumptions about future performance.  As a result, the bank's proprietary model is not intended, and should not be relied upon, to forecast actual future performance.
Information regarding customer performance is factored into these proprietary scoring models to determine the probability of an account becoming 91 or more days past due or becoming charged off at any time within the next 12 months. Obligor credit quality is monitored at least monthly during the life of an account. The information in the table below is based on the most recent information available for each account in the trust portfolio. Because the future composition of the trust portfolio will change over time, obligor credit quality as shown in the table below is not indicative of obligor credit quality for the trust portfolio at any subsequent time. In addition, the bank's assessment of obligor credit quality may change over time depending on the conduct of the cardholder and changes in the proprietary scoring models used by the bank.
Composition by Obligor Credit Quality
Trust Portfolio
 (Dollars in Thousands)
Probability of an Account Becoming 91 or More Days Past Due or Becoming Charged-off (within the next 12 months)	Principal Receivables	Percentage of Total Principal Receivables
No Score	$54,966	0.82%
27.1% and higher	643,642	9.58%
17.1% – 27.0%	421,364	6.27%
12.6% – 17.0%	517,376	7.70%
3.7% – 12.5%	2,932,171	43.62%
1.9 – 3.6%	1,218,069	18.12%
Lower than 1.9%	933,992	13.90%
Total (1)	$6,721,579	100.00%
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(1)  Amounts and percentages may not add up to the total due to rounding.